Acquisition of Copper Mountain Mining Corporation (Schedule of detailed information about goodwill upon acquisition) (Details) - Copper Mountain Mining Corporation [Member] $ in Millions	Jun. 20, 2023 USD ($)
Disclosure of detailed information about business combination [line items]
Total consideration transferred	$ 440.5
Non-controlling interest	107.0
Less: value of net identifiable assets acquired	(472.3)
Goodwill upon acquisition at June 20, 2023	$ 75.2